Exhibit 99.26

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-D

KEY PERFORMANCE FACTORS
December 31, 2000



Expected B Maturity 7/15/03


Blended Coupon 5.9247%


Excess Protection Level
3 Month Average   4.58%
December, 2000   0.55%
November, 2000   6.68%
October, 2000   6.51%


Cash Yield19.79%


Investor Charge Offs10.15%


Base Rate 9.10%


Over 30 Day Delinquency 4.72%


Seller's Interest10.47%


Total Payment Rate13.35%


Total Principal Balance$57,190,978,436.47


 Investor Participation Amount$559,000,000.00


Seller Participation Amount$5,990,287,874.98